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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 28, 1996 included in Exide Corporation's Form 10-K for the fiscal year ended March 31, 1996 and to all references to our Firm included in this Registration Statement.

                                    Arthur Andersen LLP

Philadelphia, Pennsylvania,
June 24, 1997